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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2006

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                   0-15661                  36-0724340
State of Other Jurisdiction   Commission File Number       I.R.S. Employer
     of Incorporation                                   Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

        The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

        On January 20, 2006, the registrant issued a press release to report results for its fourth quarter ended December 31, 2005.

        That press release, dated January 20, 2006 and titled "AMCOL International 40 Percent Increase in Fourth Quarter Diluted Earnings Per Share Over 2004" is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)     The following exhibit is furnished with this document:

        Number    Exhibit
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        99.1      Press Release titled "AMCOL International 40 Percent Increase in Fourth Quarter Diluted Earnings Per Share Over 2004".

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMCOL INTERNATIONAL CORPORATION

Date:  January 20, 2006                By: /s/ Lawrence E. Washow
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                                           Lawrence E. Washow
                                           President and Chief Executive Officer